UNITED STATES

SECURITIES AND EXHCHANGE COMMISION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Event Requiring Report May 7, 2007

DYNAMIC GOLD CORP.
(Exact name of registrant as specified in this charter)
NEVADA
(State or other jurisdiction of incorporation or organization)

333-119823 (Commission File Number)	Applied For (IRS Employer Identification Number)

506 – 675 West Hastings Street, Vancouver, British Columbia V6B 1N2 Canada
(Address of principal executive offices)

(604) 488-0860
(Registrant’s telephone number, including area code)

200 – 675 West Hastings Street, Vancouver, British Columbia V6B 1N2 Canada
(Former Address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is included as part of this report:

Exhibit No.	Exhibit Title
99.1	News Release dated May 7, 2007 – Dynamic Gold Corp. Announces New Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dynamic Gold Corp.	Date
By: /s/ Tim Coupland	May 7, 2007
Name: Tim Coupland

Title: Chief Executive Officer, Chief Financial Officer, and Principal Accounting Officer